Segment information	12 Months Ended
Dec. 31, 2014
Segment information
Segment information

23. Segment information

        The Group has only one reportable segment, which is the sales, product distribution and offering of goods on its online platforms. The Group's chief operating decision-maker ("CODM") has been identified as the Company's President Office, consist of the Company's Chief Executive Officer, Chief Finance Officer, Chief Technology Officer and certain Senior Vice Presidents, who review operating results to make decisions about allocating resources and assessing performance for the entire Group. The Group's net revenues are all generated from customers in the PRC. Hence, the Group operates and manages its business without segments. All the property, plant and equipment of the Group are located at the PRC.

        Product revenues: relate to sales of apparel, shoes and bags and other products.

        Other revenues: relate to revenues from product promotion and online advertising, and commission fees charged to third-party merchants which the Company provides platform access for sales of their product, and revenues from factoring services provided to vendors of the Group.

        Revenues from different product groups and services are as follows:

	Year ended December 31,
	2012	2013	2014
	$	$	$
Product revenues
Apparel	296,463,332	757,132,824	1,558,875,302
Shoes and bags	84,801,417	245,095,274	567,262,879
Cosmetics	75,221,908	107,069,891	487,311,778
Sportswear and sporting goods	70,721,110	140,340,540	210,035,825
Home goods and other lifestyle products	68,810,873	143,484,624	210,325,141
Toys, kids and baby	34,544,067	89,129,541	256,981,287
Other goods	59,494,542	198,308,159	410,391,663

	690,057,249	1,680,560,853	3,701,183,875
Other revenues	2,055,715	16,111,882	72,473,670

Total net revenues	692,112,964	1,696,672,735	3,773,657,545